

Corporate Presentation

Sino Gas International Holdings, Inc.

November 20, 2008

Index

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Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only of this date, and Sino Gas International Holdings is under no obligation to revise or update these forward-looking statements.

Investment Highlights

1. Fast growing natural gas industry with strong demand
2. Uniquely positioned niche market leader
3. Sustainable margin protected by long-term concession rights
4. Solid relationships with key gas suppliers & local government
5. Experienced management team & business development team
6. Cost effective transportation solution – patented

Company Overview

- Established in 2003 in Beijing, the Company is a natural gas services operator principally engaging in:
  - The investment, operation and management of city gas pipeline infrastructure;
  - The distribution of natural gas to residential and industrial users;
  - The construction and operation gas stations;
  - The development and application of natural gas related technology
- Listed on OTCBB in 2006
- Fund raising history
  - 2006: US$ 12 million PIPE
  - 2007: US$ 18 million PIPE
- Fast growth and milestones
  - By 2004, obtained 13 cities' concession rights with 300,000 addressable households;
  - By 2006, obtained 21 cities' concession rights with 520,000 addressable households
  - By now, obtained 27 cities' concession rights, and developed over 100,000 out of 1,000,000 addressable households

Products and Services

Products and services

- Construction and installation of gas facilities
- Sales of gas to customers through the gas facilities constructed by the Company



Currently with Sino Gas Distribution System
Jilin
Beijing
Hebei
Jiangsu
Anhui
Yunnan

Sino Gas Business Model

- Company owns trucks, gas stations, municipal and residential pipelines.
- CNG trucks reach as far as 300km away from gas source; LNG trucks have no distance limits.
- Large capital expenditure in building stations and pipelines
- Collect one-time connection fees from real estate developers



·Pressure Regulating and
·Storage Station
·Natural Gas Field
·or
·CNG/LNG Trucks
·Assets Owned by Sino Gas
·Long Distance Pipeline
·Main Pipeline
·Branch Local Pipeline
·Pressure Regulating Box
·Valve
·CNG/LNG Trucks
·Pressure Regulating and
·Storage Station
·Industrial
·Customers
·Residential
·Customers
·Commercial
·Customers

Natural Gas Industry in China

- The capacity of NG distribution market is estimated to be more than $300 billion
- The consumption of natural gas is projected to grow at CAGR of 17.4% from 2004 to 2012
- It is expected that the consumption of natural gas could reach as high as 80.1 billion cubic meters in 2008

China NG Consumption Forecast



(Billion m3)
150
100
50
0
CAGR 2004 – 2012: 17.4%
38.9
45.7
55.6
66.7
80.1
96.1
115.3
127.2
140.4
2004
2005
2006
2007*
2008*
2009*
2010*
2011*
2012*

Source: NDRC, BP World Energy Estimate and Accenture

* Stands for estimate

Natural Gas Industry in China

Government has made significant investments to develop natural gas distribution infrastructure throughout the country

- Backbone pipelines are built across China for NG access by big cities
- LNG and CNG terminals are being built to ensure sufficient supply
- Government grants exclusive concession rights of 25-30 years to encourage private and foreign investment, due to capital constraints and huge market
- Many small to mid sized cities that are away from major pipelines have no access to NG

China NG Pipeline Distribution


500 miles
500 km
LNG Under Construction
LNG Under Approval
LNG Under Approval
Natural Gas Pipeline
Proposed NG Pipeline
Coal Port
Net Coal Exporter
Net Coal Importer

Great Market Expanding Potentials

- Natural gas consumption is projected to grow from 3% to 10% of the total energy consumption from 2005 to 2020
- Municipal gas is expected to account for 35% of the total natural gas consumption in 2020

	2008	2020	CAGR
NG as of Total Energy Consumpted	3.0%	10.0%	10.6%
Residential Gas as of Total Gas Used	5.0%	35.0%	17.6%

Chinese Municipal NG Demand Forecast



(Billion m3)
100
80
60
40
20
0
CAGR 2005 – 2020: 10.3%
16.0
70.0
2005
2020

Source: Merrill Lynch research report

Great Market Expanding Potentials

Market Segmentation - 2nd and 3rd tier cities

- Huge target customer base - 2nd and 3rd tier cities (with population below 1 million) in China totaled 800 cities.
- Currently low penetration rate - the current connection rate in 2nd and 3rd tier cities is much lower than 1st tier cities
- Lower competition level – fewer market players to compete within 2nd and 3rd tier cities

** Based on Company Estimates*

Strategies

- Focus on 2nd and 3rd tier cities
- Focus on cities a little bit far away from backbone NG pipeline
  - Patented CNG/LNG truck transportation
  - Low cost transportation solution
- Highly scalable business model
  - Expand to number of cities under management to approximately 50-60 in next 3-5 years
- In addition to long-term LOIs with SinoPec and CNPC, we are also in the negotiation of co-distribution of Coal-bed Methane to guarantee the supply of natural gas

Well Defined Growth Strategy


Focus on small and mid-size cities with exclusive monopoly franchises
Use stringent criteria to select new service areas
Secure long term natural gas contracts
Leverage capital markets to expand piped gas distribution network and make accretive acquisitions
Expand into other natural gas related businesses

Sino Gas Competitive Advantages

- Long term supply contracts for natural gas
- Patented proprietary technology for low cost natural gas compression and transportation
- Access to international capital markets
- Experienced management with solid industry background

Experienced Management Team

Name	Age	Experience
Mr. Liu Yu-Chuan *Chairman, CEO, Founder*	46	• Over 20 years experience in the natural gas industry • Holds patent for bottled compression natural gas delivery process, patent no. ZL 00102848.0 • Chief of Research and Development Department of PetroChina • Chairman and General Manager, Beijing Zhong Ran Wei Ye Gas Co., Ltd.; Chairman, Beijing Xiang Ke Jia Hua Petroleum and Natural Gas Co., Ltd.; CEO, Lang Fang Zhong Gong Petroleum and Natural Gas Technology Co., Ltd • Licensed Senior Engineer in the PRC since 1997
Mr. Zhou Zhi Cheng *COO*	46	• General Manager of Finance Department, China Everbright Group International Economic Corporation • Director and General Manager, Beijing Chenguang Gas Co., Ltd. • General Manager, Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd. • No. 3 of the National Technology Development Award in 1990
Mr. Yugang Zhang *CFO*	37	• Proficient with U.S accounting systems; have a strong knowledge of U.S GAAP • Area Financial Controller, Asian operation of Smurfit-Stone Container Enterprises, a U.S. based public listed company • Plant Controller ,Mansfield, MA plant of Smurfit-Stone Container Enterprises, • MBA, Clark University , MA, USA;BS, Harbin Institute of Tech;
Mr. Shukui Bian *Vice President, Co-Founder Engineering*	45	• One of the industry experts drafted The National Standard of Natural Gas Usage in Cities in China • Has been with the First Refinery Factory of North China Oilfield for fourteen years • Won the award of Practical New Technology with the invention of High Pressure Adjusting Machine in 2002 and with the invention of CNG Delivery Process in 2001 • Vice President, Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd.
Mr. Jianzhong Shang *Vice President, Co-Founder Project Operation*	41	• Vice General Manager, Beijing Zhong Ran Xiang Ke Petroleum and Oil Technology Co., Ltd. • General Manager, Weiye Special Goods Transportation Co., Ltd • Section Chief, Engineering Department, North China Oilfield No. 4 Oil Extraction Company

High Visibility of Revenue Streams

Connection fees	Gross Margin
• Residential $314/household	• 70% - 75%
• Commercial / Industrial (negotiated)	• 75% - 80%

Gas Sales	
• Residential per m^3 usage - Prepaid debt cards	• 10% - 15%
• Commercial / Industrial - 10-30 day terms	• 17% - 23%

- Gas usage is expected to increase 10% per year

* Represent price net of VAT

Financial Performance

(Thousand $USD)


(Thousands $US)
Sales Revenue
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4,330
10,900
10,870
5,900
3,474
841
655
20,268
9,382
5,652
2,796
2,438
5,440
5,121
4,342
2004
2005
2006*
2007*
3Q2008

** Different color stands for Q1 to Q4 for the year 2006 and 2007, from bottom to top*

Financial Performance

(Thousand $USD)



(Thousand $US)
Net Income
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
1,344
5,700
5,166
7,706
Q4:2,977
Q3:1,931
Q1:10
Q2:505
Q1:115
Q3:1,044
2004
2005
2006*
2007*
3Q2008

** Different color stands for Q1 to Q4 for the year 2006 and 2007, from bottom to top*

Thank You

•Sino Gas International Holdings Headquarters



•Beijing Zhongran Weiye Gas Co., Ltd.

•Room 2008, Tower A, Caizhi Int'l Building

•No. 18 Zhongguancun Dong St.

•Haidian District, Beijing 100083

•People's Republic of China



•Tel: +(86) 10 8260 0040

•http://www.sino-gas.com